SHARE STRUCTURE
ATTACHED TO ATTACHED TO AND FORMING PART
OF THE ARTICLES OF
FUELCELL ENERGY, LTD. (THE “CORPORATION”)

The Corporation is authorized to issue an unlimited number of Common Shares, 1,000,000 cumulative redeemable exchangeable Preferred Shares (the “Class A Preferred Shares”), an unlimited number of Class B Preferred Shares (the “Class B Preferred Shares”) and an unlimited number of Exchangeable Shares.

Common Shares

The rights, privileges, restrictions and conditions attaching to the Common Shares shall be as follows:

1.	Voting

1.1.

Holders of Common Shares shall be entitled to receive notice of and to attend and vote at all meetings of shareholders of the Corporation. Each Common Share shall entitle the holder thereof to one vote.

2.	Dividends

2.1.

Subject to the preferences accorded to holders of any shares of the Corporation ranking senior to the Common Shares from time to time with respect to the payment of dividends, holders of Common Shares shall be entitled to receive, if, as and when declared by the Board of Directors, such dividends as may be declared thereon by the Board of Directors from time to time. Holders of Common Shares shall be entitled to receive dividends on the Common Shares exclusive of any other shares of the Corporation.

3.	Liquidation, Dissolution or Winding-Up

In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (such event referred to herein as a "Distribution"), holders of Common Shares shall be entitled, subject to the preferences accorded to holders of any shares of the Corporation ranking senior to the Common Shares from time to time with respect to payment on a Distribution, to share equally, share for share, in the remaining property of the Corporation.

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Class A Preferred Shares

The Class A Preferred Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1    DEFINITIONS:

For the purposes of these share conditions the following definitions shall apply:

1.1

“accrued and unpaid dividends” means an amount computed at the rate of dividend from time to time attaching to the Class A Preferred Shares as though dividends on such shares had been declared every Calendar Quarter and were accruing on a day to day basis from the date of issue to the date to which the computation of accrued dividends is to be made, after deducting all dividend payments made on such shares, as adjusted by Section 2.5;

1.2	“Board of Directors” means the board of directors of the Corporation;

1.3	“Calendar Quarter” means each of the three month periods ended March 31, June 30, September 30 and December 31 in each year;

1.4

“Common Shares” means only common shares of FuelCell as constituted on May 27, 2004 or as subsequently consolidated or subdivided and any other shares resulting from reclassification or change of such common shares or amalgamation, consolidation, merger or sale, all as referred to in Section 5.5;

1.5

“Current Exchange Basis” means the number of Common Shares into which each Preferred Share, Class A is exchangeable, which number is equal at any particular time to the result obtained (expressed to the nearest thousandth of a Common Share) by dividing (a) the sum of $25.00 plus all accrued and unpaid dividends by (b) the Current Exchange Price;

1.6    “Current Exchange Price” means, in Canadian currency:

(a)    $110.97 per Common Share until July 31, 2005;

(b)    $120.22 per Common Share after July 31, 2005 until July 31, 2010;

(c)    $129.46 per Common Share after July 31, 2010, until July 31, 2015;

(d)    $138.71 per Common Share after July 31, 2015 until July 31, 2020; or

(e)    at any time after July 31, 2020 the price equal to 95% of the Current Market Price at the time of exchange (the “Final Exchange Price”), subject to adjustments as provided in Section 5.5;

1.7

“Current Market Price” as at any date when the Current Market Price is to be determined, means the volume weighted average price in U.S. dollars at which board lots of the Common Shares have been traded on NASDAQ during the 20 consecutive trading days commencing 30 trading days before such date converted into Canadian dollars using the Bank of Canada’s noon rate of exchange on the date of determination. In the event the Common Shares are not listed on NASDAQ but are listed on another stock exchange or stock exchanges in Canada or the United States, any references to NASDAQ shall be deemed to be references to such other stock exchange, or, if more than one, to such one on which the greatest volume of trading of Common Shares occurred during such 20 consecutive trading days. In the event Common Shares are not so traded on any stock exchange in Canada or the United States, the Current Market Price thereof shall be determined by the Board of Directors, which determination shall be conclusive;

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1.8	“Dividend Commencement Date” means May 27, 2004;

1.9	“Dividend Payment Date” means the 10th day of January, April, July and October in each year with the first such date to be July 10, 2004;

1.10	“FuelCell” means FuelCell Energy, Inc., a corporation existing under the laws of the State of Delaware and includes any successor corporation;

1.11

“Market Price” means the volume weighted average price in U.S. dollars at which board lots of the Common Shares have been traded on NASDAQ during the Calendar Quarter and converted into Canadian dollars using the Bank of Canada’s noon rate of exchange on the last day of the Calendar Quarter. In the event the Common Shares are not listed on NASDAQ but are listed on another stock exchange or stock exchange in Canada or the United States, any reference to NASDAQ shall be deemed to be references to such other stock exchange, or, if more than one, to such one on which the greatest volume of trading of Common Shares occurred during such Calendar Quarter. In the event Common Shares are not so traded on any stock exchange in Canada or the United States, the Market Price thereof shall be determined by the Board of Directors, which determination shall be conclusive;

1.12	“NASDAQ” means NASDAQ Stock Market Inc.; and

1.13	“Tax Act” means the Income Tax Act (Canada), and the regulations thereunder as such act and regulations may be amended, superseded or replaced from time to time.

2    DIVIDENDS

2.1

The holders of Class A Preferred Shares shall be entitled to receive, and the Corporation shall pay, preferential cumulative dividends, as and when declared by the Board of Directors, out of the assets of the Corporation properly applicable to the payment of dividends, at a rate per annum on the issue price of the Class A Preferred Shares determined for each Calendar Quarter as follows:

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Market Price, in Canadian currency, in the Calendar Quarter	Annual Dividend Rate Applicable to that Calendar Quarter
Less than or equal to $128.89	5%
$128.90 to $146.81	4%
$146.82 to $164.73	3%
$164.74 to $182.65	2%
greater than $182.65	1%

Such dividends shall accrue and be cumulative from the Dividend Commencement Date. Such dividends shall be payable on the Dividend Payment Dates to shareholders of record on the immediately preceding Calendar Quarter end date. The rate of any dividend declared and paid for a portion of a Calendar Quarter shall be prorated accordingly.

2.2

If on any Dividend Payment Date the dividend payable on such date is not declared and paid in full on all of the Class A Preferred Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient monies properly applicable to the payment of the same. When any such dividend is not paid in full, the Class A Preferred Shares shall participate ratably with the preferred shares of all other shares, if any, which rank on a parity with the Class A Preferred Shares with respect to the payment of dividends, in respect of such dividends including accumulations, if any, in accordance with the sums which would be payable on the Class A Preferred Shares and such other shares if all such dividends were declared and paid in full in accordance with their terms. The holders of Class A Preferred Shares shall not be entitled to any dividends other than or in excess of the dividends hereinbefore provided for.

2.3

The Board of Directors is entitled at its discretion to determine with respect to any dividend on Class A Preferred Shares that all holders of Class A Preferred Shares receive such dividend in the form of a dividend-in-kind payable in Common Shares. In the event the Corporation elects to pay a dividend by delivering Common Shares to the holders of Class A Preferred Shares the price of the Common Shares shall be calculated to be 95% of the volume weighted average price in U.S. dollars at which board lots of the Common Shares have been traded on NASDAQ during the 20 consecutive trading days preceding the end of the Calendar Quarter for which such dividend-in-kind is to be paid converted into Canadian dollars using the Bank of Canada’s noon rate of exchange on the day of determination. In the event the Common Shares are not listed on NASDAQ but are listed on another stock exchange or stock exchanges in Canada or the United States, any reference to NASDAQ shall be deemed to be references to such other stock exchange, or, if more than one, to such one on which the greatest volume of trading of Common Shares occurred during such 20 consecutive trading days. In the event Common Shares are not so traded on any stock exchange in Canada or the United States, the price thereof shall be determined by the Board of Directors, which determination shall be conclusive.

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2.4

Subject to Section 2.3, dividends (less any tax required to be withheld by the Corporation) on the Class A Preferred Shares shall be paid by electronic funds transfer or by cheque payable in lawful money of Canada, at any branch in Canada of the Corporation’s bankers. The mailing of such cheque from the Corporation’s head office on or before the date on which such dividend is to be paid to a holder of Class A Preferred Shares shall be deemed to be payment of the dividends represented thereby and payable on such date unless the cheque is not paid upon presentation.

2.5

Notwithstanding the provisions of Section 2.1 but subject to Section 2.8, at all times prior to January 1, 2011 the Corporation shall declare and pay a dividend on the Class A Preferred Shares in respect of a Calendar Quarter ending in a particular fiscal year of the Corporation only to the extent that the Corporation would not be liable to pay tax under Part VI. I of the Tax Act in respect of such dividend other than tax that would be fully recovered by means of the deduction under paragraph 110(1)(k) of the Tax Act for that fiscal year. On each Dividend Payment Date, the Corporation shall estimate the amount of its taxable income for the fiscal year which includes such Dividend Payment Date and shall compute the amount of the dividend which it is obliged to declare and pay accordingly. Once the actual amount of taxable income for such fiscal year is established by means of the filing of the relevant tax return, or if a previous estimate thereof has been revised by a subsequent estimate thereof made by the Corporation, such adjustment as is appropriate to achieve the result expressed herein shall be made to the amount of the dividend required to be declared and paid on the next Dividend Payment Date, whether that date falls within the same or a subsequent fiscal year. The Corporation shall deliver to the holders of the Class A Preferred Shares, on such Dividend Payment Date, a calculation in writing showing the amount of the Corporation’s taxable income for its fiscal year that includes that Dividend Payment Date as so estimated or as finally determined by the Corporation, as well as the dividend that such holders are entitled to receive on that Dividend Payment Date having regard to such estimated or actual taxable income, as the case may be.

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If the Corporation does not declare and pay dividends on the Class A Preferred Shares as a consequence of the provisions of this Section 2.5, dividends shall continue to accrue at the rate or rates provided in these share conditions and the amount of any such unpaid dividend or the unpaid part thereof, shall be adjusted upward by a multiplicative factor equal to 1.0245 raised to an exponent equal to the number of Calendar Quarters, including decimal fractions thereof based on 91 days per Calendar Quarter, between the 10th day following the Calendar Quarter in which the unpaid dividend originally accrued and the date actually paid assuming, for these calculations, that the Class A Preferred Shares were issued on July 31, 2000 and that the Corporation paid $125,000 in dividends per Calendar Quarter from the notional issue date until the Calendar Quarter ended December 31, 2003. By way of illustration, for greater certainty, if the Board of Directors determines to declare and pay on November 25, 2005, a dividend which originally accrued in respect of the Calendar Quarter ending September 30, 2000, then the dividend which originally accrued would be multiplied by 1.643 (i.e. l.0245 to the exponent 20.51) to determine the adjusted amount of the dividend to be declared. Any dividends declared and paid on the Class A Preferred Shares, shall always be in respect of the earliest Calendar Quarter for which the original accrued dividend, or any part thereof, remains unpaid. The Corporation shall maintain in its books of account at the end of each Calendar Quarter a record of the adjusted amount of each accrued and unpaid dividend, calculated on the basis of the amount that would be payable as of the 10th business day following the Calendar Quarter, and the aggregate adjusted amount of all such accrued and unpaid dividends.

2.6

The Corporation shall take into account the amount of any dividend allowance available to it under subsection 191.1(2) of the Tax Act in determining the amount of the dividend which it is required to declare and pay under Section 2.5 and, in the event the Corporation is or becomes “associated” for purposes of the Tax Act with any other corporation prior to January 1, 2011, no portion of the said dividend allowance shall be allocated to such associated corporation under Subsection 191.1(3) of the Tax Act.

2.7

The Corporation shall have full flexibility in planning its tax affairs so as to reduce its taxable income for a particular fiscal year as it sees fit, including the claiming of all discretionary deductions, notwithstanding that this will have the effect of reducing the amount of the dividends to actually be declared and paid to the holders of the Class A Preferred Shares in that fiscal year, by virtue of the operation of Section 2.5.

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2.8

Notwithstanding Section 2.5, the Corporation may, in its sole discretion, on any Dividend Payment Date, declare and pay dividends, up to the amount of the then accrued and unpaid dividends, without regard to the limitation imposed under Section 2.5.

2.9	On December 31, 2010 the amount of all accrued and unpaid dividends shall be paid to the holders of Class A Preferred Shares.

3	LIQUIDATION

3.1

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purposes of winding up its affairs, the holders of Class A Preferred Shares, shall be entitled to receive the amount paid up on such shares together with an amount equal to all accrued and unpaid dividends thereon, which amounts shall be calculated as if such dividend were accruing for the period from the expiration of the last Calendar Quarter for which the dividends thereon have been paid in full up to the date of such event, the whole before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Class A Preferred Shares in any respect. If such amounts are not paid in full, the Class A Preferred Shares shall participate ratably with all preferred shares and all other shares, if any, which rank on a parity with the preferred shares with respect to the return of capital or any other distribution of the assets of the Corporation, in respect of any return of capital in accordance with the sums which would be payable on such preferred shares and such other shares on such return capital, if all sums so payable were paid in full in accordance with their terms. After payment to the holders of the Class A Preferred Shares of the amounts so payable to them they shall not be entitled to share in any other distribution of the property or assets of the Corporation.

4	REDEMPTION

4.1	The Class A Preferred Shares are not redeemable by the Corporation on or prior to July 31, 2004.

4.2

On or after July 31, 2004, and subject to the Business Corporations Act, (Alberta), the Corporation may redeem the whole or any part of the Class A Preferred Shares if on the day that the requisite notice of redemption is first given, the volume weighted average price in U.S. Dollars at which the Common Shares have traded on NASDAQ during the 20 consecutive trading days ending on a date not earlier than the fifth preceding date on which the notice of redemption is given converted into Canadian dollars using the Bank of Canada’s noon rate of exchange on such day was not less than a 20% premium to the Current Exchange Price on payment of $25.00 per Preferred Share, Class A to be redeemed, together with an amount equal to all accrued and unpaid dividends to the date fixed for redemption, the whole constituting the redemption price. In the event the Common Shares are not listed on NASDAQ but are listed on another stock exchange or stock exchanges in Canada or the United States, any reference to NASDAQ shall be deemed to be references to such other stock exchange, or, if more than one, to such one on which the greatest volume of trading of Common Shares occurred during such 20 consecutive trading days. In the event Common Shares are not so traded on any stock exchange in Canada or the United States, the price thereof shall be determined by the Board of Directors, which determination shall be conclusive.

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4.3

On or after July 31, 2010, the Class A Preferred Shares are redeemable by the Corporation at any time on payment of $25.00 per Preferred Share, Class A to be redeemed together with an amount equal to all accrued and unpaid dividends to the date fixed for redemption, the whole constituting the redemption price.

4.4

In case a part only of the then outstanding Class A Preferred Shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the Board of Directors in its discretion shall decide or, if the Board of Directors so determines, may be redeemed pro rata, disregarding fractions, and the Board of Directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

4.5

On any redemption of Class A Preferred Shares, the Corporation shall give in the manner provided in Section 11 at least 30 days prior notice to each person who, at the date of giving such notice, is the holder of Class A Preferred Shares to be redeemed, of the intention of the Corporation to redeem such shares. Such notice shall set out the redemption price and the date on which the redemption is to take place and, unless all the Class A Preferred Shares held by the holder to whom it is addressed are to be redeemed, shall also set out the number of such shares so held which are to be redeemed. On and after the date so specified for redemption the Corporation shall pay, or cause to be paid to the holders of such Class A Preferred Shares to be redeemed, the redemption price on presentation and surrender at the head office of the Corporation or at any other place or places within Canada designated by such notice, of the certificate or certificates for such Class A Preferred Shares so called for redemption. Such payment shall be made by cheque payable at par at any branch in Canada of the Corporation’s bankers. If a part only of the Class A Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified in any such notice, the Class A Preferred Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be duly made by the Corporation. On or after the date specified for redemption of Class A Preferred Shares by the Corporation, the Corporation shall have the right to deposit the redemption price of any or all Class A Preferred Shares called for redemption with any chartered bank or banks or with any trust company or trust companies in Canada named for such purpose in the notice of redemption to the credit of a special account or accounts in trust for the respective holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed and the rights of the holders of such shares shall be limited to receiving the proportion of the amounts so deposited applicable to their respective shares without interest. Any interest allowed on such deposit or deposits shall belong to the Corporation.

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4.6	Class A Preferred Shares which are redeemed or deemed to be redeemed in accordance with this Section 4 shall be and be deemed to be cancelled and shall not be reissued.

5	EXCHANGE PRIVLELGE

5.1

A holder of Class A Preferred Shares has the right, at the holder’s option, to exchange, subject to the terms and provisions hereof, such Class A Preferred Shares into fully paid and non-assessable Common Shares at the then Current Exchange Basis; except that, in the case of Class A Preferred Shares which shall have been called for redemption pursuant to Section 4, such right shall terminate with respect thereto at the close of business on the third business day prior to the date fixed for such redemption. If payment of the redemption price of Class A Preferred Shares which have been called for redemption is not paid on due surrender of the certificate for such Class A Preferred Shares the right of exchange shall revive and continue from the time of the failure to pay as if such Class A Preferred Shares had not been called for redemption.

5.2

In the event the Class A Preferred Shares are to be exchanged by a holder at the Final Exchange Price the Corporation may satisfy its exchange obligations pursuant to this Section 5 by the payment of cash to the holder in the amount calculated by determining the number of Common Shares that would be deliverable in accordance with the Current Exchange Basis and multiplying this number by the Current Market Price. Such payment shall be made by cheque payable at par at any branch in Canada of the Corporation’s bankers.

5.3

The exchange of Class A Preferred Shares may be effected by the surrender of the certificate or certificates representing the same at any time during usual business hours at the option of the holder at the head office of the Corporation accompanied by: (1) payment or evidence of payment of the tax (if any) payable as provided in Section 5.10; and (2) a written instrument of surrender in form satisfactory to the Corporation duly executed by the registered holder, or the holder’s attorney duly authorized in writing, in which instrument such holder may also elect to exchange part only of:

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(a)

the Class A Preferred Shares represented by such certificate or certificates not theretofore called for redemption, in which event such holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing the Class A Preferred Shares represented by such certificate or certificates which have not yet been exchanged;

(b)

the Class A Preferred Shares represented by such certificate or certificates, theretofore called for redemption, in which event on the date specified for the redemption of such Class A Preferred Shares such holder, shall be entitled to payment of the redemption price of the Class A Preferred Shares represented by such certificate or certificates which have been called for redemption and which have not been exchanged, and to receive, at the expense of the Corporation, a certificate representing Class A Preferred Shares represented by such certificate or certificates which have been neither exchanged nor redeemed. As promptly as practicable after the surrender of any Class A Preferred Shares for exchange, the Corporation shall deliver to or upon the written order of the holder of the Class A Preferred Shares so surrendered, a certificate or certificates issued in the name of, or in such name or names as may be directed by, such holder representing the number of Common Shares to which such holder is entitled together with a payment by cheque in respect of any fraction of a Common Share that would be issuable on such exchange as provided in Section 5.9. Such exchange shall be deemed to have been made at the close of business on the date such Class A Preferred Shares shall have been surrendered for exchange, so that the rights of the holder of such Class A Preferred Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such exchange shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time and such exchange shall be on the Current Exchange Basis as at such time; provided that no such surrender on any date when FuelCell’s registers of transfers of Common Shares shall be properly closed shall be effective to constitute the person or persons entitled to receive Common Shares upon such exchange as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at, and such exchange shall be on the Current Exchange Basis as at, the close of business on the next succeeding day on which such registers of transfers are open. In no event shall the Corporation’s or FuelCell’s registers of transfers of Common Shares be closed at any time during normal business hours during the 30 days immediately preceding any exchange or redemption date. The date of surrender of any Class A Preferred Shares for exchange shall be deemed to be the date when the certificate representing such Class A Preferred Shares is received by the Corporation.

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5.4

The registered holder of any Preferred Share, Class A on the record date for any dividend declared payable on such share shall be entitled to such dividend notwithstanding that such share is exchanged after such record date and before the payment date of such dividend. The registered holder of any Common Share resulting from any exchange shall be entitled to rank equally with the registered holders of all other Common Shares in respect of all dividends declared payable to holders of Common Shares of record on any date on or after the date of exchange. Subject as aforesaid and subject to the provisions hereof, upon the exchange of any Class A Preferred Shares the Corporation shall make no payment or adjustment on account of any dividends on the Class A Preferred Shares so exchanged or on account of the dividends on the Common Shares deliverable upon such exchange.

5.5	The Current Exchange Price shall be subject to adjustment from time to time as follows:

(a)	In case FuelCell shall:

(i)	subdivide its outstanding Common Shares into a greater number of shares;

(ii)	combine or consolidate its outstanding Common Shares into a smaller number of shares; or

(iii)

issue Common Shares (or securities convertible into Common Shares) to the holders of any of its outstanding Common Shares by way of a stock dividend (other than an issue to shareholders pursuant to their exercise of options to receive dividends in the form of Common Shares or securities convertible into Common Shares), in lieu of cash dividends declared payable by the Corporation on such shares);

the Current Exchange Price in effect on the effective date of such subdivision or combination or consolidation or on the record date of such issuance of Common Shares (or securities convertible into Common Shares) by way of a stock dividend, as the case may be, shall, in the case of events referred to in Sections 5.5(a)(i) and 5.5(a)(iii) be decreased in proportion to the increase in the number of outstanding Common Shares resulting from such subdivision or such dividend (including, in the case where securities convertible into Common Shares are issued, the number of Common Shares that would be outstanding had such securities been converted into Common Shares on such record date), or, in the case of Section 5.5(a)(ii) shall be increased in proportion to the decrease in the number of outstanding Common Shares resulting from the combination or consolidation. Such adjustment will be made successively whenever any event referred to in this Section 5.5(a) shall occur. Any such issue of Common Shares (or securities convertible into Common Shares) by way of stock dividend shall be deemed to have been made on the record date of the stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 5.5(a).

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(b)

In case FuelCell shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share (or having a conversion price per share) less than 95% of the Current Market Price on such record date, the Current Exchange Price shall be adjusted immediately after such record date so that it shall equal a price determined by multiplying the Current Exchange Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) by the Current Market Price of a Common Share, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible Securities so offered are convertible). Any Common Shares owned by or held for the account of FuelCell shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If all such rights, options or warrants are not so issued or if all such rights, options or warrants are not exercised prior to the expiration thereof, the Current Exchange Price shall be readjusted to the Current Exchange Price which would then be in effect if such record date had not been fixed, and the Current Exchange Price shall be further adjusted based upon the number of Common Shares (or securities convertible into Common Shares) actually delivered upon the exercise of such rights, options or warrants, as the case may be.

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(c)

In case FuelCell shall fix a record date for the making of a distribution (including a distribution by way of a stock dividend) to all or substantially all the holders of its outstanding Common Shares of:

(i)	shares of any class other than Common Shares (excluding shares convertible into Common Shares referred to in Section 5.5.(a)); or

(ii)	rights, options or warrants (excluding those referred to in Section 5.5(b)); or

(iii)	evidence of its indebtedness (excluding indebtedness convertible into Common Shares referred to in Section 5.5(a)); or

(iv)	assets (excluding Common Shares issued by way of a stock dividend and cash dividends paid in the ordinary course);

then in such case the Current Exchange Price shall be adjusted immediately after such record date so that it shall equal the rate determined by multiplying the Current Exchange Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Market Price per Common Share; any Common Shares owned by or held for the account of FuelCell shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed, to the extent that such distribution is not so made, the Current Exchange Price shall be readjusted to the Current Exchange Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed.

5.6

No adjustments of the Current Exchange Price shall be made pursuant to subsection 5.5(b) or 5.5(c) if the holders of the Class A Preferred Shares were permitted to participate in the issue of such rights, options or warrants or such distribution, as the case may be, as though and to the same effect as if they had exchanged their Class A Preferred Shares into Common Shares prior to the issue of such rights, options or warrants or such distribution as the case may be.

5.7

No adjustment of the Current Exchange Price shall be made (i) in respect of the issue of Common Shares pursuant to the exchange of Common Shares, or (ii) in any case in which the resulting increase or decrease in the Current Exchange Price would be less than 1% of the then Current Exchange Price, but in such case any adjustment that would otherwise have been required then to be made shall be carried forward and made at the time of and together with, the next subsequent adjustment to the Current Exchange Price which, together with any and all such adjustments so carried forward, shall result in an increase or decrease in the Current Exchange Price by not less than 1%.

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5.8

The Corporation shall give notice of any adjustment of the Current Exchange Price and the resulting adjustment of the Current Exchange Basis to the holders of Class A Preferred Shares in the manner provided in Section 11. The Corporation may retain a firm of independent chartered accountants (who may be the auditors of the Corporation) to make any computation required under Section 5.5, and any computation so made shall be final and binding on the Corporation and the holders of the Class A Preferred Shares. Such firm of independent chartered accountants may as to questions of law, request and rely upon an opinion of counsel (who may be counsel for the Corporation).

5.9

Upon the surrender of any Class A Preferred Shares for exchange, the number of full Common Shares issuable upon the exchange shall be computed on the basis of the aggregate number of such Class A Preferred Shares to be exchanged in any case where a fraction of a Common Share is involved the Corporation shall pay for such fractional interest by payment by cheque of an amount equal to the then value of such fractional interest computed on the basis of the Current Market Price for the Common Shares in lieu of the issuance of a fractional share.

5.10

The issuance of certificates for Common Shares upon the exchange of Class A Preferred Shares shall be made without charge to the holders of the Class A Preferred Shares so exchanged for any fee or tax imposed on the Corporation in respect of the issuance of such certificates for the Common Shares represented thereby; provided that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Common Shares are issued in respect of the delivery of such Common Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name or names other than that of the holder of the Class A Preferred Shares exchanged, and the Corporation shall not be required to issue or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.11

In case of any reclassification or change (other than a change resulting only from consolidation or subdivision) of the Common Shares, or in the case of any consolidation, amalgamation, or merger of FuelCell or the Corporation with or into any other corporation, or in the case of any sale of their respective properties and assets as, or substantially as, an entirety to any other corporation, each Class A Preferred Shares shall, after such reclassification, change, consolidation, amalgamation, merger or sale, be exchangeable into the number of shares or other securities or property of FuelCell, or such continuing, successor or purchasing corporation, as the case may be, to which a holder of the number of Common Shares as would have been issued if such Class A Preferred Shares had been exchanged immediately prior to such reclassification, change, consolidation, amalgamation, merger or sale would have been entitled upon such reclassification, change, consolidation, amalgamation, merger or sale. The Board of Directors may accept the certificate of any firm of independent chartered accountants (who may be the auditors of the Corporation) as to the foregoing calculation, and the Board of Directors may determine such entitlement on the basis of such certificate. Any such determination shall be conclusive and binding on the Corporation and the holders of the Class A Preferred Shares. No such reclassification, change, consolidation, amalgamation, merger or sale shall be carried into effect unless, in the opinion of the Board of Directors, all necessary steps shall have been taken to ensure that the holders of the Class A Preferred Shares shall thereafter be entitled to receive such number of shares or other securities or property of the Corporation, FuelCell, or such continuing, successor or purchasing corporation, as the case my be, subject to adjustment thereafter in accordance with provisions similar, as nearly as may be, to those contained in this Section 5.

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5.12

If in the opinion of the Board of Directors the provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the Class A Preferred Shares or the Corporation in accordance with the intent and purposes hereof, the Board of Directors shall make any adjustment in such provisions as the Board of Directors deems appropriate.

5.13

If the Corporation intends to take any action which would require an adjustment of the Current Exchange Price pursuant to Sections 5.5(a), 5.5(b), or 5.5(c) hereof (other than the subdivision or consolidation of the outstanding Common Shares), the Corporation shall, at least 14 days prior to the earlier of any record date fixed for any action or the effective date for such action notify the holders of Class A Preferred Shares by written notice setting forth the particulars of such action to the extent that such particulars have been determined at the time of giving the notice.

6	PRE-EMPTIVE RIGHTS

6.1

Holders of Class A Preferred Shares shall not be entitled as of right to subscribe for or purchase or receive any shares, bonds, debentures, or other securities of the Corporation now or hereafter authorized, other than shares receivable upon the exercise of the right of exchange as provided herein.

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7	RESTRICTIONS

7.1

So long as any Class A Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of the Class A Preferred Shares given in the same manner as provided under Section 11:

(a)

issue any shares ranking in priority to or pari passu with the Class A Preferred Shares as to the payment of dividends or the distribution of assets in the event of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(b)	pay any dividends on any shares of the Corporation which by their terms rank junior to the Class A Preferred Shares;

(c)

redeem or purchase or make any capital distribution in respect of any shares of the Corporation ranking junior to the Class A Preferred Shares (except out of net cash proceeds of a substantially concurrent issue of shares of the Corporation which by their terms rank junior to the Class A Preferred Shares);

(d)	redeem or purchase any other shares of the Corporation ranking pari passu with the Class A Preferred Shares; or

(e)	set aside any money or make any payments for any sinking fund or other retirement fund applicable to any shares of the Corporation ranking junior to the Class A Preferred Shares;

unless all dividends up to, and including, the Dividend Payment Date for the last completed Calendar Quarter for which dividends shall be payable shall have been declared and paid or set apart for payment in respect of the Class A Preferred Shares and all other shares ranking on a parity with or in priority to the Class A Preferred Shares.

7.2

Nothing in Section 7.1 shall apply to, hinder or prevent, and authorization is hereby given for, any of the actions referred to in such Section if consented to, or approved, by the holders of the Class A Preferred Shares in the manner hereinafter specified or if all the outstanding Class A Preferred Shares have been duly called for redemption and adequate provision has been made assuring that they will be redeemed or deemed to be redeemed on or before the date specified for redemption.

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8	VOTING RIGHTS

8.1

Subject to the provisions of the Business Corporations Act (Alberta), the holders of the Class A Preferred Shares shall not be entitled as such to any voting rights or to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting (but shall be entitled to receive notice of meetings of shareholders of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertakings or a substantial part thereof).

9	AMENDMENTS

9.1

The rights, privileges, restrictions and conditions attached to the Class A Preferred Shares may not be amended, modified, suspended, altered or repealed unless consented to, or approved by, the holders of the Class A Preferred Shares in the manner set out in Section 11 and in accordance with any requirements of the of the Business Corporations Act (Alberta), or any Act enacted in substitution therefor or in addition thereto applicable to the Corporation, and any amendments thereto from time to time.

10	APPROVAL BY HOLDERS OF CLASS A PREFERRED SHARES

10.1

Any consent or approval required or permitted to be given by the holders of Preferred Shares, Class A shall be deemed to have been sufficiently given if it shall have been given in writing by the holders of all of the outstanding Class A Preferred Shares.

11	NOTICES

11.1

Any notice required to be given under the provisions attaching to the Class A Preferred Shares to the holders thereof shall be given by posting same in postage paid envelope addressed to each holder at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not so appearing, then to the address of such holder last known to the Corporation; provided that accidental failure or omission to give any notice as aforesaid to one or more of such holders shall not invalidate any action or proceeding founded thereon.

12	TAX ELECTION

The Corporation shall elect, in the manner and within the time provided under Section 191.2 of the Tax Act, to pay tax at a rate, and to take all other necessary action under the Tax Act, such that no holder of Class A Preferred Shares will be required to pay tax on dividends received or deemed to be received on Class A Preferred Shares under Section 107.2 of Part IV.1 of the Tax Act.

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Class B Preferred Shares

The rights, privileges, restrictions and conditions attaching to the Class B Preferred Shares, as a class, shall be as follows:

(a)

Non-Voting. The holders of the Class B Preferred Shares shall not, as such, be entitled to receive notice of or to attend at any meetings of the shareholders of the Corporation and shall not be entitled to vote at any such meetings (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the Business Corporations Act (Alberta) (the “Act”)). Notwithstanding the aforesaid restrictions, conditions or prohibitions on the right to vote, the holders of the Class B Preferred Shares are entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business of the Corporation under subsection 190(1) of the Act, as such subsection may be amended from time to time.

(b)

Dividends. The holders of the Class B Preferred Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of the moneys of the Corporation properly applicable to the payment of dividends, such dividends as the board of directors of the Corporation may from time to time declare, in their absolute discretion, but always subordinate to the payment of dividends on the Class A Preferred Shares and in preference and priority to any payment of dividends on the Common Shares.

(c)

Redemption. The Corporation may, at its option, redeem all or from time to time any part of the outstanding Class B Preferred Shares on payment to the holders thereof, for each share to be redeemed, of the sum equal to the fair market value of the consideration received by the Corporation upon the issuance of each such Class B Preferred Shares as determined by the directors of the Corporation as of the time of such issuance, subject to paragraph (e) below (the “Redemption Amount”, and, together with all dividends declared thereon and unpaid, the “Redemption Price”). Before redeeming any Class B Preferred Shares, the Corporation shall notify each registered holder of shares to be redeemed. In case a part only of the outstanding Class B Preferred Shares is at any time to be redeemed, the shares to be redeemed shall be selected, at the option of the directors, either by lot in such manner as the directors in their sole discretion shall determine or as nearly as may be pro-rata (disregarding fractions) according to the number of Class B Preferred Shares held by each holder. In case a part only of the Class B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption, the holders of the shares called for redemption shall cease to be entitled to dividends and shall not be entitled to any rights in respect thereof, except to receive the Redemption Price, unless payment of the Redemption Price shall not be made by the Corporation in accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired. On or before the date specified for redemption the Corporation shall have the right to deposit the Redemption Price of the shares called for redemption in a special account with any chartered bank or trust company in Canada named in the notice of redemption, such Redemption Price to be paid to or to the order of the respective holders of such shares called for redemption upon presentation and surrender of the certificates representing the same and, upon such deposit being made, the shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the several holders thereof, after such deposit, shall be limited to receiving, out of the moneys so deposited, without interest, the Redemption Price applicable to their respective shares against presentation and surrender of the certificates representing such shares.

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(d)	Retraction

(i)

Subject to paragraph (d)(ii) below, a holder of Class B Preferred Shares shall be entitled to require the Corporation to redeem at any time and from time to time after the date of issue of any Class B Preferred Shares, upon giving notice as hereinafter provided, all or any number of the Class B Preferred Shares registered in the name of such holder on the books of the Corporation at the Redemption Price. A holder of Class B Preferred Shares exercising his option to have the Corporation redeem shall give notice to the Corporation, which notice shall set out the date on which the Corporation is to redeem, which date shall not be less than 3 days nor more than 10 days from the date of mailing of the notice, and if the holder desires to have less than all of the Class B Preferred Shares registered in his name redeemed by the Corporation, the number of the holder's shares to be redeemed. The date on which the redemption at the option of the holder is to occur is hereafter referred to as the “option redemption date”. The holder of any Class B Preferred Shares may, with the consent of the Corporation, revoke such notice prior to the option redemption date. Upon delivery to the Corporation of a share certificate or certificates representing the Class B Preferred Shares which the holder desires to have the Corporation redeem, the Corporation shall, on the option redemption date, redeem such Class B Preferred Shares by paying to the holder the Redemption Price therefor. Upon payment of the Redemption Price of the Class B Preferred Shares to be redeemed by the Corporation, the holders thereof shall cease to be entitled to dividends or to exercise any rights of holders in respect thereof; and

(ii)

If the redemption by the Corporation on any option redemption date of all of the Class B Preferred Shares to be redeemed on such date would be contrary to any provisions of the Act or any other applicable law, the Corporation shall be obligated to redeem only the maximum number of Class B Preferred Shares which the Corporation determines it is then permitted to redeem, such redemptions to be made pro-rata (disregarding fractions of shares) according to the number of Class B Preferred Shares required by each such holder to be redeemed by the Corporation and the Corporation shall issue new certificates representing the Class B Preferred Shares not redeemed by the Corporation; the Corporation shall, before redeeming any other Class B Preferred Shares, redeem in the manner contemplated by paragraph (c) on the 1st day of each month thereafter the maximum number of such Class B Preferred Shares as would not then be contrary to any provisions of the Act or any other applicable law, until all of such shares have been redeemed, provided that the Corporation shall be under no obligation to give any notice to the holders of the Class B Preferred Shares in respect of such redemption or redemptions as provided for in paragraph (c).

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(e)

Price Adjustment. In the case of Class B Preferred Shares issued by the Corporation for consideration other than cash, the Redemption Amount will be subject to a proportionate increase or decrease so that the aggregate Redemption Amount of the Class B Preferred Shares issued in consideration for the purchase of property (referred to in this section as the “Acquired Property”) equals the fair market value of the Acquired Property received by the Corporation, less the fair market value of any non-share consideration paid by the Corporation in consideration for such Acquired Property. In the event that the Canada Customs and Revenue Agency, any successor agency, or any other competent taxing authority, should make or propose to make an assessment or re-assessment of income tax or any other tax on the basis that the fair market value of the Acquired Property (less the fair market value of any non-share consideration paid by the Corporation in consideration for such Acquired Property) differs from the said aggregate Redemption Amount, the Redemption Amount of each such Class B Preferred Share shall be increased or decreased to an amount such that the aggregate Redemption Amount thereof equals the fair market value of the Acquired Property (less the fair market value of any non-share consideration paid by the Corporation in consideration for such Acquired Property), which serves as the basis for such assessment or re-assessment by such taxing authority against which no appeal is taken, or which is agreed upon by the Corporation, the holder of the Class B Preferred Shares and the said taxing authority in settlement of a dispute regarding such assessment or re-assessment or proposed assessment or re-assessment or which is finally established by a court or tribunal of competent jurisdiction on appeal from such assessment or re-assessment. If the Corporation has redeemed some or all of the Class B Preferred Shares pursuant to paragraphs (c) or (d) and subsequent thereto the Redemption Amount is increased by operation of this paragraph (e), the Corporation will immediately pay to the holder of the Class B Preferred Shares, as additional Redemption Amount, the amount of such increase, together with interest on such amount calculated daily at the Prime Rate, as hereinafter defined, (net of any applicable withholding tax). If the Corporation has redeemed some or all of the Class B Preferred Shares pursuant to paragraphs (c) or (d), and subsequent thereto the Redemption Amount is decreased by operation of this paragraph (e), the holder of the Class B Preferred Shares will immediately repay to the Corporation the amount of the Redemption Amount received by him in excess of the adjusted Redemption Amount, together with interest on such amount calculated daily at the Prime Rate (net of any applicable withholding tax). For the purposes of this paragraph, the term “Prime Rate” shall mean the rate of interest per annum established from time to time by the bankers of the Corporation as the reference rate of interest for the determination of interest rates that such bankers will charge to customers of varying degrees of credit worthiness in Canada for Canadian dollar loans in Calgary, Alberta.

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(f)

Liquidation, Dissolution and Winding-up. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred Shares shall be entitled to receive subject to the prior rights of the Class A Preferred Shares, but before any distribution of any part of the assets of the Corporation among the holders of any shares ranking junior and subject to the Class A Preferred Shares, for each Class B Preferred Share, an amount equal to the Redemption Price and no more.

(g)

Restriction on Dividends or Redemptions. The Corporation shall not pay dividends on, or redeem, any shares of any class ranking subordinate to the Class B Preferred Shares if, after the payment of such dividend or the redemption, the realizable value of the assets of the Corporation would be less than the aggregate of the liabilities of the Corporation and the aggregate amount that would be payable to the holders of the Class B Preferred Shares on a redemption of the Class B Preferred Shares.

(h)

Ranking of Shares. The Class B Preferred Shares shall rank junior to the Class A Preferred Shares of the Corporation with regards to the payment of dividends, return of capital and distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation.

Exchangeable Shares

The Exchangeable Shares shall have the following rights, privileges, restrictions and conditions:

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ARTICLE 1

INTERPRETATION

For the purposes of these share provisions:

“ABCA” means the Business Corporations Act (Alberta), as amended, consolidated or reenacted from time to time;

“affiliate” has the meaning ascribed thereto in the Securities Act, unless otherwise expressly stated herein;

“Arrangement” means an arrangement under section 193 of the ABCA on the terms and subject to the conditions set out in the Plan of Arrangement;

“Automatic Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement;

“Board of Directors” means the board of directors of the Corporation;

“Business Day” shall mean any day other than a Saturday, Sunday or a statutory or civic holiday in the United States or Canada;

“Callco” means 1065918 Alberta Ltd., a corporation organized and existing under the laws of Alberta;

“Callco Call Notice” has the meaning ascribed thereto in Section 6.3 of these share provisions;

“Canadian Dollar Equivalent” means in respect of an amount expressed in a currency other than Canadian dollars (the “Foreign Currency Amount”) at any date the product obtained by multiplying:

the Foreign Currency Amount, by

the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

“Combination Agreement” means the combination agreement made as of the 4th day of August, 2003 between FCE and the Company, as amended, supplemented and/or restated in accordance therewith prior to the Effective Time providing for, among other things, the Arrangement;

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“Common Shares” mean the common shares of the Corporation;

“Company” means Global Thermoelectric Inc., a corporation organized and existing under the laws of Alberta;

“Corporation” means FCE Canada Inc., a corporation organized and existing under the laws of Alberta;

“Court” means the Court of Queen’s Bench of Alberta;

“Current Market Price” means, in respect of FCE Common Stock on any date, the Canadian Dollar Equivalent of the average of the closing bid and ask prices (computed and rounded to the third decimal point) of FCE Common Stock during a period of 20 consecutive trading days ending two trading days before such date on Nasdaq, or, if the FCE Common Stock is not then listed on Nasdaq, on such other stock exchange or automated quotation system on which FCE Common Stock is listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of FCE Common Stock during such period does not create a market which reflects the fair market value of FCE Common Stock, then the Current Market Price of the FCE Common Stock shall be determined by the Board of Directors, in good faith and in its sole discretion, but based upon the advice of such qualified independent financial advisors as the Board of Directors may deem appropriate and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

“Effective Date” means the date shown on the articles of arrangement filed with the Registrar under the ABCA giving effect to the Arrangement (the “Articles”);

“Effective Time” means 12:01 a.m. (Calgary time) on the Effective Date;

“Exchange Put Date” has the meaning ascribed thereto in Section 9.2;

“Exchange Put Event” means the failure by one or both of the Corporation or Callco, as applicable, to complete any redemption, retraction, distribution on liquidation in respect of, or purchase Exchangeable Shares required to be completed by it as contemplated herein, elsewhere in the Articles or in the Voting and Exchange Trust Agreement;

“Exchange Put Right” has the meaning ascribed thereto in Section 9.1;

“Exchange Right” has the meaning ascribed thereto in the Voting and Exchange Trust Agreement;

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“Exchangeable Share Consideration” means, with respect to each Exchangeable Share, for any acquisition of, redemption of or distribution of assets of the Corporation in respect of, or purchase pursuant to, these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

(a)	the Current Market Price of one share of FCE Common Stock deliverable in connection with such action; plus

(b)

a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; plus

(c)	such stock or other property constituting any declared payable and unpaid and all undeclared but payable non-cash dividends deliverable in connection with such action,

provided that (i) the part of the consideration which represents (a) above shall be fully paid and satisfied by the delivery of one share of FCE Common Stock, such share to be duly issued, fully paid and non-assessable, (ii) the part of the consideration which represents (c) above shall be fully paid and satisfied by delivery of such non-cash items, (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interests, and (iv) any such consideration shall be paid less any tax required to be deducted and withheld therefrom and without interest;

“Exchangeable Share Price” means, for each Exchangeable Share, an amount equal to the aggregate of:

(a)	the Current Market Price of a share of FCE Common Stock; plus

(b)	an additional amount equal to the full amount of all cash dividends declared, payable and unpaid, on such Exchangeable Share; plus

(c)	an additional amount equal to the full amount of all dividends declared and payable or paid on FCE Common Stock which have not been declared or paid on Exchangeable Shares in accordance herewith; plus

(d)	an additional amount representing the full amount of all non-cash dividends declared, payable and unpaid, or undeclared but payable on such Exchangeable Share;

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“Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excludes any matter in respect of which holders of Exchangeable Shares are entitled to vote (or instruct the Trustee to vote) in their capacity as Beneficiaries under (and as that term is defined in) the Voting and Exchange Trust Agreement;

“Exchangeable Shares” means the non-voting exchangeable shares in the capital of the Corporation, having the rights, privileges, restrictions and conditions set forth herein;

“Exempt Exchangeable Share Voting Event” means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the economic and legal equivalence of the Exchangeable Shares and the FCE Common Stock;

“FCE” means FuelCell Energy, Inc., a corporation existing under the laws of the State of Delaware and includes any successor corporation or any corporation in which the holders of FCE Common Stock hold securities resulting from the application of Section 2.7 of the Support Agreement;

“FCE Common Stock” means the shares of common stock, $.0001 par value per share, in the capital of FCE and any other securities into which such shares may be changed or resulting from the application of Section 2.7 of the Support Agreement;

“FCE Control Transaction” means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving FCE, or any proposal to carry out the same;

“FCE Dividend Declaration Date” means the date on which the board of directors of FCE declares any dividend on the FCE Common Stock;

“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time and from time to time prior to the Effective Time;

“Governmental Entity” means any (a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

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“Liquidation Amount” has the meaning ascribed thereto in Section 5.1(a) of these share provisions;

“Liquidation Call Right” has the meaning ascribed thereto in the Articles;

“Liquidation Date” has the meaning ascribed thereto in Section 5.1(a) of these share provisions;

“Nasdaq” means The Nasdaq Stock Market Inc.;

“Company Common Shares” means the issued and outstanding common shares in the capital of the Corporation immediately prior to the Effective Time;

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability corporation, unlimited liability corporation, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

“Plan of Arrangement” means the plan of arrangement relating to the arrangement of the Corporation under section 193 of the ABCA contemplated in the Combination Agreement and which Plan of Arrangement is attached to the Combination Agreement as Exhibit A, subject to any amendments or variations thereto made in accordance with Article 7 of the Plan of Arrangement or Section 8.8 of the Combination Agreement or made at the direction of the Court in the Final Order;

“Purchase Price” has the meaning ascribed thereto in Section 6.3 of these share provisions;

“Record Holder” means, when used with reference to the Exchangeable Shares, the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of the Corporation in respect of the Exchangeable Shares;

“Redemption Call Purchase Price” has the meaning ascribed thereto in the Articles;

“Redemption Call Right” has the meaning ascribed thereto in the Articles.

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“Redemption Date” means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than the fifth anniversary of the Effective Date, unless:

(i)

if at any time following the date that is 15 calendar months after the Effective Date, there are less than 1,000,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by FCE and its affiliates), as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), in which case the Board of Directors may accelerate such redemption date to such date prior to the fifth anniversary of the Effective Date as it may determine, upon at least 60 days’ prior written notice to the registered holders of the Exchangeable Shares and the Trustee;

(ii)

a FCE Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such FCE Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such FCE Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the fifth anniversary of the Effective Date as it may determine, upon such number of days’ prior written notice to the Record Holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances;

(iii)

an Exchangeable Share Voting Event is proposed, in which case, provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days’ prior written notice of such redemption to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances; or

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(iv)

an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exempt Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares fail to take such action, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (i), (ii) or (iii) above to any of such holders of Exchangeable Shares shall not affect the validity of any such redemption;

“Redemption Price” has the meaning ascribed thereto in Section 7.1 of these share provisions;

“Registrar” means the Registrar appointed pursuant to section 263 of the ABCA;

“Retracted Shares” has the meaning ascribed thereto in Section 6.1(a) of these share provisions;

“Retraction Call Right” has the meaning ascribed thereto in Section 6.1(c) of these share provisions;

“Retraction Date” has the meaning ascribed thereto in Section 6.1(b) of these share provisions;

“Retraction Price” has the meaning ascribed thereto in Section 6.1 of these share provisions;

“Retraction Request” has the meaning ascribed thereto in Section 6.1 of these share provisions;

“Securities Act” means the Securities Act (Alberta) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended, consolidated or reenacted from time to time;

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“Subdivision” has the meaning ascribed thereto in Section 3.2;

“Support Agreement” means the agreement made among FCE, Callco and the Corporation substantially in the form and content of Exhibit C annexed to the Combination Agreement, with such changes thereto as the parties to the Combination Agreement, acting reasonably, may agree;

“Transfer Agent” means Computershare Trust Company of Canada or such other Person as may from time to time be appointed by the Corporation as the registrar and transfer agent for the Exchangeable Shares;

“Trustee” means Computershare Trust Company of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement; and

“Voting and Exchange Trust Agreement” means the agreement made among FCE, the Corporation and the Trustee in connection with the Plan of Arrangement substantially in the form and content of Exhibit D annexed to the Combination Agreement with such changes thereto as the parties to the Combination Agreement, acting reasonably, may agree.

RANKING OF EXCHANGEABLE SHARES

The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation, among its shareholders for the purpose of winding-up its affairs.

DIVIDENDS

A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each FCE Dividend Declaration Date, declare a dividend on each Exchangeable Share:

in the case of a cash dividend declared on the FCE Common Stock, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the FCE Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each share of FCE Common Stock;

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in the case of a stock dividend declared on the FCE Common Stock to be paid in FCE Common Stock subject to Section 3.2, by the issue or transfer by the Corporation of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of FCE Common Stock to be paid on each share of FCE Common Stock; or

in the case of a dividend declared on the FCE Common Stock in property other than cash or shares of FCE Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6) the type and amount of property declared as a dividend on each share of FCE Common Stock.

Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued securities of the Corporation, as applicable.

In the case of a stock dividend declared on the FCE Common Stock to be paid in FCE Common Stock, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in good faith and in its discretion and subject to applicable law and to obtaining all required regulatory approvals, subdivide, redivide or change (the “Subdivision”) each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares equal to the sum of (i) one share of FCE Common Stock and (ii) the number of shares of FCE Common Stock to be paid as a stock dividend on each share of FCE Common Stock. In making such Subdivision, the Board of Directors shall consider the effect thereof upon the then outstanding Exchangeable Shares and the general taxation consequences of the Subdivision to the holders of the Exchangeable Shares. In such instance, and notwithstanding any other provision hereof, such Subdivision shall become effective on the effective date specified in Section 3.4 without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares.

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Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Section 3.1(a) and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Subject to applicable law, certificates registered in the name of the Record Holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) or any Subdivision contemplated by Section 3.2 and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation’s bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was first payable.

The record date for the determination of the Record Holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the FCE Common Stock. The record date for the determination of the Record Holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any Subdivision of the Exchangeable Shares under Section 3.2 and the effective date of such Subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the FCE Common Stock.

If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1 and 3.2, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

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in the case of any stock dividend or other distribution payable in FCE Common Stock, the number of such shares issued in proportion to the number of FCE Common Stock previously outstanding;

in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase FCE Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire FCE Common Stock), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

in the case of the issuance or distribution of any other form of property (including any shares or securities of FCE of any class other than FCE Common Stock, any rights, options or warrants other than those referred to in Section 3.6(b) above, any evidences of indebtedness of FCE or any assets of FCE) the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of FCE Common Stock and the Current Market Price; and

in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of FCE Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof. Notwithstanding any provision of this Article 3 to the contrary, if the Exchangeable Share Price is paid to a holder of an Exchangeable Share by FCE or Callco, as applicable, pursuant to the Retraction Call Right, the Redemption Call Right, the Liquidation Call Right, to the Exchange Right or the Automatic Exchange Right, the holder of the Exchangeable Share shall cease to have any right to be paid any amount by the Corporation in respect of any unpaid dividends on such Exchangeable Shares.

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CERTAIN RESTRICTIONS

So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions:

pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation;

redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation;

issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares; or

(e)	amend the Articles or bylaws of the Corporation in either case in any manner that would adversely effect the rights or privileges of the holders of the Exchangeable Shares.

The restrictions in Sections 4.1(a), (b), (c) and (d) shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the FCE Common Stock shall have been declared and paid in full on the Exchangeable Shares.

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DISTRIBUTION ON LIQUIDATION

In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law and to the exercise by Callco of the Liquidation Call Right, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the “Liquidation Date”) of such liquidation, dissolution, winding-up or distribution of assets, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the “Liquidation Amount”).

On or promptly after the Liquidation Date, and subject to the exercise by Callco of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount to which such holders are entitled shall have been paid to such holders in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the Record Holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares, after such deposit, shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be Record Holders of the FCE Common Stock delivered to them or the custodian on their behalf.

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After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Callco of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the “Retraction Price”), which shall be satisfied in full by the Corporation causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and bylaws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, and together with a duly executed statement (the “Retraction Request”) in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the “Retracted Shares”) redeemed by the Corporation;

stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the “Retraction Date”), provided that the Retraction Date shall be not less than 5 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by the Corporation; and

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acknowledging the overriding right (the “Retraction Call Right”) of Callco to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

Subject to the exercise by Callco of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 of a certificate or certificates representing the number of Retracted Shares, together with a Retraction Request and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section 6.4. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by FCE pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Callco thereof and shall provide to Callco a copy of the Retraction Request. Callco will be deemed to have exercised the Retraction Call Right unless it notifies the Corporation of its determination not to do so (the “Callco Call Notice”) within two Business Days of notification to Callco by the Corporation of the receipt by the Corporation of the Retraction Request. If Callco does so notify the Corporation within such two Business Day period, the Corporation will notify the holder as soon as possible thereafter that Callco will not exercise the Retraction Call Right. If Callco does not deliver the Callco Call Notice within such two Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell all but not less than all the Retracted Shares to Callco in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Callco shall purchase from such holder and such holder shall sell to Callco on the Retraction Date all but not less than all the Retracted Shares for a purchase price (the “Purchase Price”) per share equal to the Retraction Price, which, as set forth in Section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of Callco, of the Exchangeable Share Consideration representing the total Purchase Price, whereupon the Corporation shall have no obligation to pay the Retraction Price to such holder of Exchangeable Shares so purchased by Callco. For the purposes of completing a purchase pursuant to the Retraction Call Right, Callco shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that Callco has complied with Section 6.4, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Callco does deliver a Callco Call Notice within such two Business Day period or otherwise fails to comply with these Exchangeable Share Provisions in respect thereto, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

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The Corporation or Callco, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the register of the Corporation for the Exchangeable Shares or at the address specified in the holder’s Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to such holder of Exchangeable Shares, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such Exchangeable Share Consideration, except as to any cheque included therein which is not paid on due presentation.

On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Callco shall thereafter be considered and deemed for all purposes to be the holder of the FCE Common Stock delivered to it.

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Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Callco shall not have been deemed to have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem the maximum number of Exchangeable Shares which the Board of Directors determines the Corporation is permitted to redeem as of the Retraction Date on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 and Callco does not exercise the Retraction Call Right, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have instructed the Trustee to require Callco to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Callco to such holder of the Retraction Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Callco shall make such purchase.

A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Callco shall be deemed to have been revoked.

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REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

Subject to applicable law, and provided Callco has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Redemption Date (the “Redemption Price”).

In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 55 days before the Redemption Date (other than a Redemption Date established in connection with a FCE Control Transaction, an Exchangeable Share Voting Event, an Exempt Exchangeable Share Voting Event or a Distribution Date), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Callco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a FCE Control Transaction, an Exchangeable Share Voting Event, or an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Corporation or the purchase by Callco under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

On or after the Redemption Date and subject to the exercise by Callco of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed, the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in the notice described in Section 7.2 of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the FCE Common Stock delivered to them or the custodian on their behalf regardless of when such payment or deposit of such Exchangeable Share Consideration is made.

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PURCHASE FOR CANCELLATION

Subject to applicable law and the articles of the Corporation and notwithstanding Section 8.2, the Corporation may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with any holder of Exchangeable Shares.

Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase. If in response to an invitation for tenders under the provisions of this Section 8.2, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

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EXCHANGE PUT RIGHT

9.1    Upon and subject to the terms and conditions contained in these share provisions:

(a)

a holder of Exchangeable Shares shall have the right (the “Exchange Put Right”) upon the occurrence of an Exchange Put Event to require FCE to purchase all or any part of the Exchangeable Shares of the holder; and

(b)

upon the exercise by the holder of the Exchange Put Right and provided that, at the time of purchase, the Exchangeable Shares are listed on a recognized Canadian stock exchange, the holder shall be required to sell to FCE, and FCE shall be required to purchase from the holder, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by FCE of the Exchangeable Share Price applicable thereto (which shall be the Exchangeable Share Price applicable on the last Business Day prior to receipt of notice required under Section 9.2) and delivery by or on behalf of FCE of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.

9.2    The Exchange Put Right may be exercised upon the occurrence of an Exchange Put Event by notice in writing given by the holder to and received by the Trustee (the date of such receipt, the “Exchange Put Date”) and accompanied by presentation and surrender of the certificates representing such Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of the Corporation and such additional documents and instruments as the Trustee may reasonably require, at the principle transfer offices in Calgary, Alberta of the Trustee, or such other office or offices of the Trustee or of the other persons designated by the Trustee for that purpose as may from time to time be maintained by the Trustee for that purpose. Such notice may be (i) in the form of the panel, if any, on the certificates representing Exchangeable Shares, (ii) in such other form satisfactory to the Trustee (or such other persons aforesaid), shall stipulate the number of Exchangeable Shares in respect of which the right is exercised (which may not exceed the number of shares represented by certificates surrendered to the Trustee), shall be irrevocable unless the exchange is not completed in accordance herewith and shall constitute the holder’s authorization to the Trustee (and such other persons aforesaid) to effect the exchange on behalf of the holder.

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9.3    The completion of the sale and purchase referred to in Section 9.2 shall be required to occur, and FCE shall be required to take all actions on its part necessary to permit it to occur, not later than the close of business on the third Business Day following the Exchange Put Date.

9.4    The surrender by the holder of Exchangeable Shares under Section 9.3 shall constitute the representation, warranty and covenant of the holder that Exchangeable Shares so purchased are sold free and clear of any lien, encumbrances, security interest or adverse claim or interest.

9.5    If a part only of the Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

9.6    Upon receipt by the Trustee of the notice, certificates and other documents or instruments required by Section 9.2, the Trustee shall deliver or cause to be delivered, on behalf of FCE and subject to receipt by the Trustee from FCE of the applicable Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee (or other persons aforesaid) maintained for that purpose, the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price, within the time stipulated in Section 9.4. Delivery by FCE to the Trustee of such Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability for the total applicable Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

9.7    On and after the close of business on the Exchange Put Date, the holder of the Exchangeable Shares in respect of which the Exchange Put Right is exercised shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total applicable Exchangeable Share Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Exchangeable Share Consideration shall not be made, in which case the rights of such holder shall remain unaffected until such payment has been made. On and after the close of business in the Exchange Put Date provided that provided that presentation and surrender of certificates and payments of the Exchangeable Share Consideration has been made in accordance with the foregoing provisions, the holder of the Exchangeable Shares so purchased by FCE shall thereafter be considered and deemed for all purposes to be a holder of the FCE Common Stock delivered to it.

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VOTING RIGHTS

Except as required by applicable law and by Article 11, Section 12.1 and Section 13.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

AMENDMENT AND APPROVAL

The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3 % of the votes cast on such resolution by holders represented in person or by proxy at a meeting of holders of Exchangeable Shares (excluding Exchangeable Shares beneficially owned by FCE or its affiliates) duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chair of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat b the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by holders represented in person or by proxy at such meeting (excluding Exchangeable Shares beneficially owned by FCE or its affiliates) shall constitute the approval or consent of the holders of the Exchangeable Shares. For purposes of this section, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast.

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RECIPROCAL CHANGES, ETC. IN RESPECT OF

FCE COMMON STOCK

Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that FCE will not, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11.2 of these share provisions:

issue or distribute FCE Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire FCE Common Stock) to the holders of all or substantially all of the then outstanding shares of FCE Common Stock by way of stock dividend or other distribution, other than an issue of FCE Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire FCE Common Stock) to holders of FCE Common Stock who (i) exercise an option to receive dividends in FCE Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire FCE Common Stock) in lieu of receiving cash dividends, or (ii) pursuant to any dividend reinvestment plan or scrip dividend;

issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of FCE Common Stock entitling them to subscribe for or to purchase FCE Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire FCE Common Stock); or

issue or distribute to the holders of all or substantially all of the then outstanding shares of FCE Common Stock:

(i)  shares or securities of FCE of any class other than FCE Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire FCE Common Stock);

(ii)  rights, options or warrants other than those referred to in Section 12.1(b) above;

(iii)  evidences of indebtedness of FCE; or

(iv)  assets of FCE,

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unless the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that FCE will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11.2:

subdivide, redivide or change the then outstanding shares of FCE Common Stock into a greater number of shares of FCE Common Stock;

reduce, combine, consolidate or change the then outstanding shares of FCE Common Stock into a lesser number of shares of FCE Common Stock; or

reclassify or otherwise change the shares of FCE Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of FCE Common Stock,

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares and such change is permitted under applicable law. The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 11.2.

ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by FCE, Callco and the Corporation with all provisions of the Support Agreement and the Voting Trust and Exchange Agreement and FCE’s Certificate of Incorporation applicable to FCE, Callco and the Corporation, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement or the Voting Trust and Exchange Agreement or FCE’s Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

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adding to the covenants of the other parties to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder;

making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right, the Retraction Call Right, the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of Callco, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of Callco as therein provided.

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The Corporation, FCE, Callco and the Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Corporation, FCE, Callco or the Transfer Agent is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, territorial, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Corporation, Callco, FCE and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Corporation, Callco, FCE or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and the Corporation, Callco, FCE or the Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

GENERAL

Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the Secretary of the Corporation. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

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Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding intended to be taken by the Corporation pursuant thereto.

Subject to the requirements of National Instrument 54-101 and any successor policy statement or rule of the Canadian Securities Administrators or other applicable law, for greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of Persons who are not recorded as such in the securities register for the Exchangeable Shares.

If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Exchangeable Shares hereunder, the Corporation shall, notwithstanding the provisions hereof, give such notice by means of publication in The Globe and Mail; national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in a French language daily newspaper of general circulation in the Province of Quebec, once in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place. If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with Section 15.1 or 15.2, as the case may be.

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SCHEDULE A

RETRACTION REQUEST

[TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES]

To:    FCE Canada Inc. (the “Corporation”)

This notice is given pursuant to Article 6 of the rights, privileges, restrictions and conditions (the “Share Provisions”) attaching to the Exchangeable Shares of the Corporation represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

    all share(s) represented by this certificate; or

    _________ share(s) only represented by this certificate.

The undersigned hereby notifies the Corporation that the Retraction Date shall be ___________________________.

NOTE:    The Retraction Date must be a Business Day and must not be less than 5 Business Days nor more than 15 Business Days after the date upon which this notice is received by the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by the Corporation.

The undersigned acknowledges the overriding Retraction Call Right of 1065918 Alberta Inc. (“Callco”) to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require FuelCell Energy, Inc. (“FCE”) to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to Callco, FCE and the Corporation that the undersigned:

     is

(select one)

     is not

a resident in Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the undersigned is a resident in Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

The undersigned hereby represents and warrants to Callco, FCE and the Corporation that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by Callco, FCE or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances.

_______    _____________________________________    _______________________
(Date)      (Signature of Shareholder)       (Guarantee of Signature)

Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the last address of the shareholder as it appears on the register.

NOTE:    This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) or other non-cash assets resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:__________________

Name of Person in Whose Name Securities
or Cheque(s) Are to be Registered, Issued or
Delivered (please print):
Street Address or P.O. Box:______________________________________________________________

Signature of  Shareholder:_______________________________________________________________

City, Province and Postal  Code:_________________________________________________________

Signature Guaranteed by:

NOTE:    If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of the Corporation represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s).